UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700
Irvine, California 92614
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 18, 2011, TNP Strategic Retail Trust, Inc. (the “Company”), through TNP SRT Topaz Marketplace, LLC, its indirect wholly owned subsidiary (“TNP SRT Topaz”), entered into an Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions with TNP Acquisitions, LLC, an affiliate of the Company’s sponsor, whereby TNP SRT Topaz assumed the Real Estate Purchase Agreement and Escrow Instructions (as amended, the “Purchase Agreement”), dated April 29, 2011, relating to the acquisition of a multitenant retail property located in Hesperia, California commonly known as the Topaz Marketplace (the “Topaz Property”), from Hesperia – Main Street, LLC, a third party seller (the “Seller”), for an aggregate purchase price of $13,500,000, or approximately $268 per square foot.

The Topaz Property was constructed in 2008 and is comprised of approximately 50,359 square feet of leasable area and a 2,900 square foot developable pad site. The Topaz Property was approximately 100% leased as of June 9, 2011 and is anchored by a Fresh & Easy Neighborhood Market (“Fresh & Easy”), a supermarket chain with stores throughout the Western United States. Fresh & Easy is the largest tenant at the Topaz Property, occupying approximately 14,000, or approximately 28%, of the rentable square feet at the Topaz Property. Other significant tenants at the Topaz Property include Wood Fire Grill Buffet, Pizza Factory, American General Financial Services, DaVita Dialysis and Metro PCS.

The acquisition of the Topaz Property is subject to substantial conditions to closing, including: (1) the sale of a sufficient number of shares of the Company’s common stock in the Company’s public offering to fund a portion of the purchase price for the Topaz Property; (2) the Company’s ability to obtain appropriate financing for the acquisition of the Topaz Property on acceptable terms; and (3) the absence of a material adverse change to the Topaz Property prior to the date of the acquisition. The closing of the acquisition of the Topaz Property is expected to occur in July, 2011. There is no assurance that the Company will close the acquisition of the Topaz Property on the terms described above or at all.

The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Real Estate Purchase Agreement and Escrow Instructions, dated as of April 29, 2011, by and among Hesperia – Main Street, LLC, TNP Acquisitions, LLC and Lawyers Title Company

10.2	First Amendment to Real Estate Purchase Agreement and Escrow Instructions, dated June 1, 2011, by and between Hesperia – Main Street, LLC and TNP Acquisitions, LLC

10.3	Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions, dated June 18, 2011, by and between TNP Acquisitions, LLC and TNP SRT Topaz Marketplace, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: June 22, 2011	By:	/s/ James R. Wolford
James R. Wolford
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Real Estate Purchase Agreement and Escrow Instructions, dated as of April 29, 2011, by and among Hesperia – Main Street, LLC, TNP Acquisitions, LLC and Lawyers Title Company

10.2	First Amendment to Real Estate Purchase Agreement and Escrow Instructions, dated June 1, 2011, by and between Hesperia – Main Street, LLC and TNP Acquisitions, LLC

10.3	Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions, dated June 18, 2011, by and between TNP Acquisitions, LLC and TNP SRT Topaz Marketplace, LLC